Exhibit 10.6.1

                                 STOCK PURCHASE
                                       AND
                               INVESTOR AGREEMENT

      STOCK PURCHASE and INVESTOR AGREEMENT, (this "Agreement") made as of August __, 1997, by and between STRATUS SERVICES GROUP, INC., a Delaware corporation (the "Company") and CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation (hereinafter referred to as the "Purchaser").

                                    Recitals:

      WHEREAS, the Company is contemplating the purchase from Royalpar Industries, Inc., a Delaware corporation, Ewing Technical Design, Inc., a Delaware corporation, LPL Technical Service, Inc., a California corporation, and Mainstream Engineering Co., Inc., a Delaware corporation (collectively, the "Sellers"), certain of the assets held in connection with, necessary for, or material to the business of the Sellers, for the purchase price and upon the terms and subject to the conditions set forth in that certain Asset Purchase Agreement among the Company and Sellers;

      WHEREAS, the Company has agreed to sell and issue to Purchaser shares of the Company's common stock (the "Common Stock") in consideration for Purchaser's consenting to and releasing liens against certain of the assets that the Company is contemplating purchasing from the Sellers;

      WHEREAS, the Company and the Purchaser desire to set forth the terms upon which the 200,000 shares of Common Stock, par value $.01 per share (the "Offered Securities") are offered by and purchased from the Company by the Purchaser and for the purpose of assuring compliance with the various securities laws;

      WHEREAS, the Company desires to confirm certain representations and warranties of the Purchaser.

      NOW, THEREFORE, in consideration of the premises and the terms, provisions, covenants and conditions hereinafter set forth, and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below. All capitalized terms used herein and not defined in this Section 1 shall have the meanings ascribed to such terms elsewhere in this Agreement.

            The term "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws with respect to the registration and public offering of securities of the Company.

            The term "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, government entity or government or any group comprised of one or more of the foregoing.

            The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time and the rules, regulations, decisions and interpretations promulgated thereunder or such other federal act, rules, regulations, decisions and interpretations as may regulate and require the registration of the public offering of securities of the Company.

      2. The Purchaser, by acquiring the Offered Securities for the consideration described in the Recitals, hereby covenants and agrees that:

            (a) Except as herein provided, it will not directly or indirectly offer for sale or sell (within the meaning of the Securities Act) any of the Offered Securities to any Person unless pursuant to:

                  (i) an effective registration statement under the Securities Act ("Registration Statement") filed by the Company covering such offer and sale; or

                  (ii) an exemption from registration under the Securities Act; provided that prior to any such proposed transfer, the Purchaser shall give written notice to the Company of the Purchaser's intentions to effect such transfer, which notice shall be accompanied by such evidence as may be reasonably satisfactory to the Company that the proposed transfer may be effected without registration under the Securities Act, or

                  (iii) the provisions of Rule 144 under the Securities Act, if applicable or any successor rule thereto.

            (b) Any offer or sale of the Offered Securities shall be made in accordance with the federal and state securities laws (including the prospectus delivery requirements of the Securities Act), of applicable jurisdictions and any other applicable law.

            (c) Each of the shares of the Offered Securities transferred as above provided shall bear the appropriate restrictive legend unless in the opinion of legal counsel for the Purchaser (which counsel and opinion (in form, scope and substance) shall be satisfactory to the Company), such legend is not required in order to establish compliance with any provisions of the Securities Act.

      3. The Purchaser hereby represents and agrees that:


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

            (a) If a corporation, the corporation has full power, authority and capacity to execute this Agreement, to make the representations and agreements contained in this Agreement and to purchase the Offered Securities and this Agreement and the transactions contemplated hereby have been duly authorized by all necessary actions on the part of the Purchaser and this Agreement is a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms; and

            (b) The Purchaser understands each of the following representations and agreements, and hereby represents and agrees to each of the following with the understanding that the Company will rely upon these representations and agreements in determining whether the Company may sell the Offered Securities to the Purchaser under applicable securities laws:

                  (i) The purchase of the Offered Securities is a long-term investment and involves a high degree of risk. There is no present market for the Offered Securities and no market is currently expected to develop. It is unlikely that the Purchaser will be able to liquidate the Purchaser's investment in the event of an emergency; in the event of any disposition or liquidation of the Offered Securities, the Purchaser could sustain a loss of part or all of the Purchaser's investment. The transferability of the Offered Securities is extremely limited.

                  (ii) The Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser is able to bear the economic risk of an investment in the Offered Securities, including the loss of the entire investment.

                  (iii) The Purchaser has prior substantial investment experience, including investments in non-registered securities, and the Purchaser recognizes the highly speculative nature of an investment in the Offered Securities.

                  (iv) The Purchaser has been afforded the opportunity to ask questions of, and receive answers from, directors and executive officers of the Company concerning the Company , the terms and conditions of the offering of the Offered Securities and any additional information requested by the Purchaser. The Purchaser has been furnished with all information and all documents which the Purchaser has requested.

                  (v) Neither the offer nor the sale of the Offered Securities is being registered under the Securities Act or the


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

                         securities laws of any state. The Offered Securities are being offered and sold in reliance on exemptions from registration under the Securities Act and the various state securities laws for transactions not involving any public offering. Accordingly, none of the Offered Securities can be sold, pledged, hypothecated or otherwise transferred (each individually a "Transfer") by the Purchaser unless and until each is registered under the Securities Act and the securities laws of each applicable state or an exemption from registration pursuant to the Securities Act and such laws is available to the Purchaser.

                  (vi) The Company is relying on exemptions from the various federal and state securities laws which depend, in part, upon the Purchaser's investment intent and upon the information the Purchaser has set forth in this Agreement. This Agreement is delivered to the Company by the Purchaser with the understanding and intent that the Company will rely on the information contained in this Agreement and with the Purchaser's consent to such reliance.

                  (vii) The Offered Securities are being purchased by the Purchaser for the Purchaser's own account for investment and not for distribution or resale or fractionalization thereof or reselling thereof or any part thereof within the meaning of the Securities Act other than in compliance therewith or in accordance with an exemption therefrom. The Purchaser will not transfer any of the Offered Securities unless they are registered under the Securities Act and the securities laws of each applicable state or unless an exemption from each such registration is available for such Transfer, and such Transfer will not violate the terms of this Agreement or the Offered Securities. The Purchaser has adequate means of providing for the Purchaser's current needs and possible personal and business contingencies and has no need for liquidity of this investment in the Offered Securities.

                  (viii) The Purchaser specifically represents that it has not received any advertisement, article, notice or other communication published in a newspaper, magazine, or similar media or broadcast over television or radio, nor has the Purchaser attended any seminar or meeting to


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

                         which the Purchaser has been invited by any general solicitation or general advertising.

                  (ix) The Purchaser understands that the Offering has not been registered under the Securities Act, nor pursuant to the provisions of the securities or other laws of any other applicable jurisdictions, in reliance upon the exemption for private offerings contained in
                         Section 4(2) of the Securities Act promulgated thereunder and the laws of such jurisdictions. The Purchaser is fully aware that the Offered Securities, subscribed for by the Purchaser are being sold to the Purchaser in reliance upon such exemptions based upon the Purchaser's representations, warranties and agreements. The Purchaser is fully aware of the restrictions on sale, transferability and assignment of the Offered Securities, and that the Purchaser must bear the economic risk of an investment herein for an indefinite period of time because the Offering has not been registered under the Securities Act and, therefore, the Offered Securities cannot be offered or sold unless the Offering is subsequently registered under the Securities Act or an exemption from such registration is available.

                  (x) The Purchaser's execution and delivery of this Agreement has been duly authorized by all necessary action. The Purchaser will not pledge, transfer or assign this Agreement, or the Offered Securities which the Purchaser is acquiring pursuant to this Offering, without complying with all applicable securities laws. The Purchaser is making the investment hereunder for the Purchaser's own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. The Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement.

                  (xi) The Purchaser agrees that the Purchaser shall not cancel, terminate or revoke this Agreement or any other agreement executed by the Purchaser with respect to the purchase of the Offered Securities subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability


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

                         relating to or affecting creditors rights and to general equity principles and that, if the Purchaser is an individual, this Agreement shall survive the Purchaser's death or disability, except as pursuant to the laws of the applicable jurisdiction.

                  (xii) The Purchaser is aware that the purchase of Offered Securities is a speculative investment involving a significant degree of risk and that there is no guarantee that the Purchaser will realize any return of or gain from the Purchaser's investment.

                  (xiii) The Purchaser acknowledges that the Company and its officers and agents have made no representations or warranties, whether orally or in writing, or express or implied, as to the financial condition, assets, operations, business, prospects or condition of the Company.

                  (xiv) The Purchaser understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date of the Purchaser's purchase of the Offered Securities subscribed for herein. Each such representation and warranty shall survive such purchase.

      4. The Company hereby represents and agrees that:

            (a) Organization. The Company is a corporation duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full corporate power and authority to own and operate its business and properties and to carry on its business as presently conducted by it.

            (b) Authorization; Issuance of the Offered Securities. The Company has the full corporate power and authority to enter into and perform this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and of all documents and instruments required hereby and the consummation of the transactions contemplated hereby by the Company have been duly authorized by all necessary corporate action of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement on the part of the Company or to consummate the transactions contemplated hereby. This Agreement and the other documents and instruments to be delivered by the Company have been, or will be, duly and validly executed and delivered by the Company and constitute, or upon the execution and delivery thereof will constitute, the valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting


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

creditors rights and to general equity principles. The Offered Securities when issued and paid for as provided for in this Agreement will be duly issued, fully paid and non-assessable.

            (c) The Company agrees that the Purchaser shall not cancel, terminate or revoke this Agreement or any other agreement executed by the Company with respect to the purchase of the Offered Securities, subject to the qualification, however, that enforcement of the rights and remedies created hereby is subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

            (d) The Company understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date of the Purchaser's purchase of the Offered Securities subscribed for herein.

      6. Disclaimer of Warranties; No Recourse to the Company. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT: (i) THE COMPANY HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY AND ALL OF THE OFFERED SECURITIES; (ii) THE OFFERED SECURITIES ARE BEING SOLD "AS IS" "WHERE IS"; AND (iii) THE PURCHASER SHALL HAVE NO RECOURSE TO THE COMPANY WITH RESPECT TO ANY MATTER ARISING OUT OF OR RELATING TO THE SALE OF OFFERED SECURITIES.

      7. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or five business days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) properly addressed as set forth below. Any such notice or other communication shall be addressed (a) if to the Purchaser, at the address set forth below or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to any subsequent holder of any of the Offered Securities purchased by the Purchaser, at such address as shown on the Security Register of the Company or (c) if to the Company, to 200 Schulz Drive, Third Floor, Red Bank, New Jersey 07701 or to such other address and/or to the attention of such other copied person as the Company shall have furnished to the Purchaser and each such other holder in writing.

      8. Any modification, waiver, amendment or termination of this Agreement or any provision hereof shall be effective only if in writing and signed by all parties to this Agreement.

      9. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser shall not be permitted to assign any of the Purchaser's rights, interests or obligations hereunder except as specifically permitted hereunder. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.


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

      10. In the event any provision of this Agreement shall be held invalid or unenforceable by any court, such holding shall not invalidate or render unenforceable any other provision of this Agreement.

      11. This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware. This Agreement and the terms of the Offered Securities constitute the entire agreement among the parties with respect to the matters set forth herein.

      12. The preamble to this Agreement and all annexes, schedules and exhibits annexed herein are incorporated herein by this reference as if set forth herein in their entirety.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                          STRATUS SERVICES GROUP, INC.

                                          By: /s/ Michael J. Rutkin
                                             -----------------------------------
                                             Name: Michael J. Rutkin
                                             Title: President


                                     CONGRESS FINANCIAL CORPORATION (WESTERN)

                                          By: /s/ James DeSantis
                                             -----------------------------------
                                             Name:
                                             Title: Senior Vice President


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